EXHIBIT 24.1

POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), and of North American Construction Group Inc., a Canadian federal corporation (the “Guarantor”), hereby constitutes and appoints Allen Maydonik and Chris Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form F-4 or S-4 (or other appropriate form), for the purpose of registering up to US$60,481,000 of 9% Senior Secured Notes due 2010 of the Corporation, and the guarantee thereof given by the Guarantor, to be offered in exchange for the Corporation’s outstanding 9% Senior Secured Notes due 2010, and the guarantee thereof given by the Guarantor, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, each of the undersigned has hereto signed this powers of attorney, or a counterpart hereof, this 23rd day of May, 2005.

/s/ E.J. ANTONIO III	/s/ JOHN A. BRUSSA
E.J. Antonio III	John A. Brussa

/s/ JEAN-PIERRE L. CONTE	/s/ JIM G. GARDINER
Jean-Pierre L. Conte	Jim G. Gardiner

/s/ DONALD R. GETTY	/s/ MARTIN GOUIN
Donald R. Getty	Martin Gouin

/s/ JOHN D. HAWKINS	/s/ RONALD A. MCINTOSH
John D. Hawkins	Ronald A. McIntosh

/s/ WILLIAM C. OEHMIG	/s/ GORDON PARCHEWSKY
William C. Oehmig	Gordon Parchewsky

/s/ K. RICK TURNER	/s/ GARY K. WRIGHT
K. Rick Turner	Gary K. Wright

POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers of NACG Finance LLC, a Delaware limited liability company (the “Company”), hereby constitutes and appoints Allen Maydonik and Chris Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form F-4 or S-4 (or other appropriate form), for the purpose of registering up to US$60,481,000 of 9% Senior Secured Notes due 2010 of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), and the guarantee thereof given by the Company, to be offered in exchange for the Corporation’s outstanding 9% Senior Secured Notes due 2010, and the guarantee thereof given by the Company, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, each of the undersigned has hereto signed this powers of attorney this 23rd day of May, 2005.

/s/ RON CRAWFORD	/s/ BERNIE ROBERT
Ron Crawford	Bernie Robert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Griffiths Pile Driving Inc., an Alberta corporation, North American Caisson Ltd., an Alberta corporation, North American Construction Ltd., a Canadian federal corporation, North American Engineering Inc., an Alberta corporation, North American Enterprises Ltd., an Alberta corporation, North American Industries Inc., an Alberta corporation, North American Maintenance Ltd., an Alberta corporation, North American Mining Inc., an Alberta corporation, North American Pipeline Inc., an Alberta corporation, North American Road Inc., an Alberta corporation, North American Services Inc., an Alberta corporation, North American Site Development Ltd., an Alberta corporation, and North American Site Services Inc. an Alberta corporation (collectively, the “Guarantors”), hereby constitutes and appoints Allen Maydonik and Chris Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a registration statement on Form F-4 or S-4 (or other appropriate form), for the purpose of registering up to US$60,481,000 of 9% Senior Secured Notes due 2010 of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), and the guarantee thereof given by each of the Guarantors, to be offered in exchange for the Corporation’s outstanding 9% Senior Secured Notes due 2010, and the guarantee thereof given by each of the Guarantors, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this powers of attorney, or a counterpart hereof, this 6th day of June, 2005.

/s/ John D. Hawkins

John D. Hawkins